                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2007
                                                  ---------------

Bullion River Gold Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                       333-85414                  98-0377992
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)

           3500 Lakeside Court, Suite 200                           89509
--------------------------------------------------------------------------------
     (Address of Principal Executive Officers)                    (Zip Code)

Registrant's telephone number, including area code: (775) 324-4881
                                                    ---------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with her assuming a position with another company, the Bullion River Gold Corp's Chief Financial Officer resigned effective August 22, 2007.

ITEM 8.01   OTHER EVENTS.

In addition to an internal reorganization of the accounting and budget functions, the Company has taken aggressive action to bring its operating costs in line with anticipated income by reducing its labor force effective August 31, 2007. That action is expected to reduce operating costs by approximately fifty-five percent. In addition to achieving operational efficiency through force reduction, the Company is committed to aggressive action focused on increasing revenue by improving the grade of extracted ore.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2007


                                        By: /s/ Peter M. Kuhn
                                            ------------------------------------
                                            Peter M. Kuhn




                                        3